Supplement dated May 9, 2013
to the Prospectus
Principal Variable Contracts Funds, Inc.
dated May 1, 2013

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

MIDCAP ACCOUNT
On page 56, add the following to the For Important Information About section:

•
Purchase and Sale of Account Shares:  Effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Account will no longer be available for purchases from new contractholders of variable products invested in the MidCap Account.  See a supplement dated May 9, 2013 to the section General Information About an Account - Purchase of Account Shares for additional information.

GENERAL INFORMATION ABOUT AN ACCOUNT
On page 166, at the end of the sub-section Purchase of Account Shares, add the following:
Effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Account will no longer be available for purchases from new contractholders of variable products invested in the MidCap Account.

•	Contractholders as of August 15, 2013, may continue to select this investment option.

•	Funds of funds, such as the Strategic Asset Management (SAM) Portfolios and Principal LifeTime Accounts, may continue to invest in the MidCap Account.